SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2000


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


                         Pennsylvania 0-27102 23-2694937
       (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)



    2000 Cabot Blvd. West, Suite 110, Langhorne, PA          19047-1833
    -----------------------------------------------          ----------
       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (215) 750-6606


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On August 9, 2000, eGames, Inc. (the "Company") entered into an agreement with Summit Bank for a $2 million revolving credit facility that replaces an existing $1.5 million revolving credit facility with another commercial bank. The term of this credit facility extends through October 31, 2001, as described in the Loan Agreement, Security Agreement and Secured Line of Credit Note, attached hereto as Exhibits 99.1, 99.2 and 99.3, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a.       None.

         b.       None.

         c.       Exhibits.

                  99.1 Loan Agreement
                  99.2 Security Agreement
                  99.3 Secured Line of Credit Note


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       eGames, Inc.


                                       By: /s/ Gerald W. Klein
                                                ------------------------------
                                                Gerald W. Klein, President and
                                                Chief Executive Officer


Dated: August 17, 2000